COHEN & STEERS

                               Realty Majors [SM]

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The Realty Majors [SM] Portfolio                                   June 30, 2000


The Realty Majors Portfolio

The Equity Investor Fund Cohen & Steers Realty Majors [SM] Portfolio is a Defined Asset Fund [Registered] with investments in many of the leading Real Estate Investment Trusts ("REITs") in the U.S. The Portfolio is broadly diversified by both geographic region and property type and is designed to provide a total investment return from both current income and the potential for capital appreciation.

Investment Overview

The Cohen & Steers Realty Majors Portfolio enjoyed strong relative and absolute performance in the second quarter and for the first half of the year. Its focus on the nation's leading real estate companies enabled it to outperform the major stock market averages as well as general real estate benchmarks. Investors sought relief from the significant volatility in technology stocks and turned toward the stability, income and attractive valuations offered by REITs. In addition, many REITs surprised Wall Street analysts with better than expected earnings growth. Looking forward, Cohen & Steers believes the environment for REITs remains very positive. Demand for space continues to exceed supply in most major markets, driving occupancy rates, rental income and property values higher. Meanwhile, new construction activity has begun to decline dramatically. They would also expect that the high and secure dividend yields that REITs offer should become more attractive to investors as the likelihood of further tightening by the Fed diminishes.

Realty Majors in the News
Second Quarter 2000

CarrAmerica Realty, Crescent Real Estate Equities, Duke-Weeks Realty, Highwoods Properties, Mack-Cali Realty and Vornado Realty Trust established the Office Technology Consortium. The Consortium will create an on-line procurement exchange, designed to lower landlord and tenant operating costs, and an on-line leasing exchange.

CarrAmerica Realty agreed to sell a 65% joint venture interest in over $420 million of office properties, land and buildings under development.

Crescent Real Estate Equities agreed to issue to GMAC Commercial Mortgage Corporation up to $275 million preferred securities in a partnership to which Crescent contributed certain office properties. Proceeds will be used to repurchase common stock under Crescent's $500 million share repurchase program.

Duke-Weeks Realty sold $129 million of office and industrial assets in the second quarter, bringing 2000 dispositions to $278 million and providing capital for higher return developments.

Equity Office Properties Trust sold a 49.9% interest in the Bank of America Tower in Seattle for $210 million to the New York State Common Retirement Fund. The company also made a $75 million investment in HQ Global Workplaces (a partner company of FrontLine Capital Group), the largest executive office suites provider in the U.S.

Highwoods Properties entered into a joint venture with a German investment fund for existing and to-be-developed properties valued at $117 million.

Mack-Cali Realty agreed to buy Prentiss Properties Trust, a NYSE-listed REIT, for $2.3 billion in stock and assumed debt in a transaction that will increase Mack-Cali's holdings to 48 million square feet of office space.

Reckson Associates completed the last phase of the sale of its New Jersey industrial portfolio to Keystone Property Trust, bringing total proceeds to $310 million.

Kimco Realty, through its interests in its private Kimco Income REIT, agreed to acquire 15 shopping centers worth approximately $206 million from Phillips International Realty in a transaction that will facilitate the liquidation of the NYSE-listed REIT.

Post Properties announced two key technology investments to provide improved service to its residents, including Javalon, a web based property management system, and Darwin Networks, a high speed internet access provider.

The Rouse Company announced plans to develop several regional malls over the next four years. Sites include Cincinnati, Nashville, San Antonio, Minneapolis, Louisville, as well as a major expansion in Las Vegas.

Simon Property Group formed a broadband initiative, MerchantWired.com, along with five leading regional mall REITs including Rouse, Macerich and Taubman. MerchantWired will offer high-speed telecommunications and Internet access to retail tenants in 380 regional malls.


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


First quarter 2000 Funds from Operations (cash flow) growth averaged 9.6% for the companies in the Realty Majors Portfolio.

Geographic Diversification as of 6/30/00

[A chart in the form of the map of the U.S. indicates the proportions of the Portfolio's investments in various geographic locations, as follows:

6%   North West Central
20%  Pacific
8%   Mountain
10%  South West Central
15%  North East Central
3%   New England
17%  Mid-Atlantic
19%  South Atlantic
2%   South East Central]

Portfolio Highlights as of 6/30/00

Symbol                    RMP001
Number of Holdings        27
Total Net Assets          $340 million
NAV per Unit              $0.86759
Termination Date          April, 2001
Investment Consultant     Cohen & Steers Capital Management

Total Returns(*)
Past performance is no guarantee of future returns.

                                            ONE YEAR          ANNUALIZED
                           SECOND           6/30/99-          SINCE
                           QUARTER          6/30/00           4/23/98
Reality Majors
Portfolio                   11.0%             5.4%              0.6%

Dow Jones
REIT Index(+)               10.7%            -5.4%             -6.8%

S&P REIT(++)
Index                       10.4%             1.6%             -5.3%

DJIA(+)                     -4.0%            -3.3%              8.0%

S&P 500 Index(+)            -2.7%             7.3%              14.2%


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


(*) Change in stock prices plus dividends reinvested divided by initial price. The Portfolio reflects deduction of ongoing expenses of .348 annually. While most holders purchased units without any sales charge, a 2% sales charge (not reflected in these figures) is currently deducted on secondary market purchases.

(+) The Dow Jones Equity REIT Total Return Index reflects both price changes and dividend payouts of 118 equity REIT stocks. The S&P REIT Index is a capitalization-weighted index of 100 REIT stocks. The Dow Jones Industrial Average is a price-weighted index of 30 large-cap common stocks chosen as representative of American industry. The S&P 500 Stock Price Composite Index (S&P 500 Index) is a capitalization weighted index of 500 large-cap common stocks. The names "Dow Jones Industrial Average" and "Dow Jones REIT Index" are the property of Dow Jones & Company, Inc. "S&P REIT Index" and "S&P 500 Index" are trademarks of The McGraw-Hill Companies, Inc.

Dividend Review

Twenty-four of the Realty Majors increased their dividends by an average 21.2% since the inception of the Fund (see reverse for details).

Dividends are paid monthly or can be reinvested in additional units of the Fund.

Sector Diversification as of 6/30/00

[A pie chart indicates sector diversification of the Portfolio's investments, as follows:

5%   Shopping Center
12%  Regional Mall
1%   Self Storage
9%   Office/Industrial
14%  Industrial
24%  Apartment
5%   Services & Technology
4%   Health Care
26%  Office]

Dividend Changes Since Inception - 4/23/98 through 6/30/00 Twenty-four companies have announced dividend increases averaging 21.2% (since inception).

                                                 New               % Change
Company                                          Dividend          Since 4/23/98

Public Storage, Inc.                              $1.50(++)          70.5%

Crescent Real Estate Equities Co.                  2.20              44.7


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



Kimco Realty Corp.                                 2.64              37.5

AvalonBay Communities, Inc.                        2.24              33.3

Equity Office Properties Trust                     1.68              31.3

Duke-Weeks Realty Corp.                            1.56              30.0

Reckson Associates Realty Corp.                    1.54              23.5

Spieker Properties, Inc.                           2.80              22.8

Vornado Realty Trust                               1.92              20.0

The Rouse Company                                  1.32              17.9

ProLogis Trust                                     1.34              17.5

First Industrial Realty Trust, Inc.                2.48              17.0

Post Properties, Inc.                              3.04              16.9

Mack-Cali Realty Corp.                             2.32              16.0

Manufactured Home Communities, Inc.                1.66              14.5

Health Care Property Investors, Inc.               2.92              14.1

Equity Residential Properties Trust                3.04              13.4

Archstone Communities Trust                        1.54              13.2

The Macerich Company                               2.04              10.9

Arden Realty, Inc.                                 1.86              10.7

Developers Diversified Realty Corp.                1.44               9.9

Nationwide Health Properties, Inc.                 1.84               9.5

Highwoods Properties, Inc.                         2.22               8.8

Taubman Centers, Inc.                              0.98               4.3


The Realty Majors Portfolio as of 6/30/00


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


Company                      Symbol  Price Per   Annual      Current     Market Cap.   Property
                                     Share       Dividend    Dividend    ($ in         Sector
                                                             Yield(ss)    Millions)
Archstone Communities
Trust                         ASN    $21.063      $1.54         7.3%       $2,932      Apartment

Arden Realty, Inc.            ARI     23.500       1.86         7.9         1,488      Office

AvalonBay Communities,
Inc.                          AVB     41.750       2.24         5.4         2,763      Apartment

CarrAmerica Realty Corp.      CRE     26.500       1.85         7.0         1,776      Office

Crescent Real Estate
Equities Co.                  CEI     20.500       2.20        10.7         2,399      Office

Developers Diversified
Realty Corp.                  DDR     14.938       1.44         9.6           918      Retail

Duke-Weeks Realty Corp.       DRE     22.375       1.56         7.0         2,830      Office/Industrial

Equity Office Properties
Trust                         EOP     27.563       1.68         6.1         8,217      Office

Equity Residential
Properties Trust              EQR     46.000       3.04         6.6         5,896      Apartment

First Industrial Realty
Trust, Inc.                   FR      29.500       2.48         8.4         1,143      Industrial

Frontline Capital Group(ll)   FLCG    21.310       0.00         0.0           513      Services

Health Care Property
Investors, Inc.               HCP     27.250       2.92        10.7         1,393      Health Care

Highwoods Properties, Inc.    HIW     24.000       2.22         9.3         1,429      Office

Kimco Realty Corp.            KIM     41.000       2.64         6.4         2,495      Retail

The Macerich Company          MAC     22.063       2.04         9.2           753      Retail

Mack-Cali Realty Corp.        CLI     25.688       2.32         9.0         1,508      Office

Manufactured Home
Communities, Inc.             MHC     23.938       1.66         6.9           529      Manufactured Homes


                                                    6


Nationwide Health
Properties, Inc.              NHP     13.938       1.84        13.2           644      Health Care

Post Properties, Inc.         PPS     44.000       3.04         6.9         1,730      Apartment

ProLogis Trust                PLD     21.313       1.34         6.3         3,463      Industrial

Public Storage, Inc.          PSA     23.438       1.50(++)     6.4         2,939      Self Storage

Reckson Associates Realty
Corp.                         RA      25.438       1.54         5.9         1,070      Office/Industrial

The Rouse Company             RSE     24.750       1.32         5.3         1,738      Retail

Simon Property Group, Inc.    SPG     22.188       2.02         9.1         3,782      Retail

Spieker Properties, Inc.      SPK     46.000       2.80         6.1         2,999      Office/Industrial

Taubman Centers, Inc.         TCO     11.000       0.98         8.9           579      Retail

Vornado Realty Trust          VNO     34.750       1.92         5.5         3,007      Office


(++) Includes $0.62 per share special dividend declared in November 1999.

(ss) Calculated by annualizing the latest quarterly or semi-annual ordinary dividend declared and dividing the result by its market value as of the close of trading on June 30, 2000.

(ll) Formally known as Reckson Services Industries, Inc. Reckson Services Industries, Inc. was spun off from Reckson Associates Realty Corp. in June 1998.


The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate due to its policy of concentration in the securities of real estate companies. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.

                                                                 70137IN - 7/00


                                 COHEN & STEERS

                               Realty Majors [SM]


[logo] Merrill Lynch

[logo] Defined Asset Funds [Registered]
Buy with Knowledge - Hold With Confidence


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